Financial Results Conference Call February 26, 2025 Q4 & Full Year 2024

Disclaimer & Cautionary Statements Q4 & FY 2024 Financial Results Conference Call 2 This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Future sales, sales growth, profitability and Adjusted EBITDA margins; • Estimates of potential market size and demand for the Company’s current and future products; • Plans for expansion outside of the U.S., specifically Japan; • The effectiveness of amniotic tissue as a therapy for any particular indication or condition; • Expected spending on research and development, including to innovate and diversify our product portfolio; • Investments in research and data generation; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending; • Manner of local coverage determination (LCD) implementation; • Expectations regarding plans to enhance customer relationships; • The stage of development of the placental-derived products market; and • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability. Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement.

Opening Remarks Joseph H. Capper, Chief Executive Officer 3Q4 & FY 2024 Financial Results Conference Call

Q4:24 Highlights Q4 & FY 2024 Financial Results Conference Call 4 Net Sales Gross Margin GAAP Net Income Adj. EBITDA1 Free Cash Flow1 $93MM +7% YoY 82% 84% adjusted1 $7MM $20MM 21% of net sales $19MM 1 – Adjusted Gross Margin, Free Cash Flow, EBITDA, Adjusted EBITDA and related margins are non-GAAP financial measures. See the Appendix or our Earnings Release for the quarter and year ended December 31, 2024 for a reconciliation to the nearest GAAP measure.

Evolving Strategic Priorities Heading into 2025 Q4 & FY 2024 Financial Results Conference Call 5 Innovate & Diversify Product Portfolio to Maximize Growth Develop & Deploy Programs to Expand Surgical Footprint Enhance Customer Intimacy Continue introducing new products for our served markets Accelerate OUS market expansion, with continued growth in Japan – where sales nearly tripled in 2024! Drive market adoption of HELIOGEN Leverage existing evidence for surgical applications Invest in additional research and data generation for surgical use Focused on unlocking sizable potential for our products in the surgical suite Expand utilization of MIMEDX Connect – over 1,000 customers using and counting! Develop and deploy tools aimed at improving customer relationships, our net promoter score and ultimately increase the lifetime value of each customer 1 2 3New for 2025 Capitalize on Opportunity with Pending LCDs In light of maturing reimbursement landscape for our industry – we believe no other company is as well positioned as MIMEDX based on the proposed LCDs

Financial Results Doug Rice, Chief Financial Officer 6Q4 & FY 2024 Financial Results Conference Call

Q4:24 Net Sales Recap Q4 & FY 2024 Financial Results Conference Call 7 By Product Category Hospital $50MM -1% Private Office $30MM +7% Other $13MM +57% Total Net Sales $87MM $93MM Q4:23 Q4:24 By Site of Service $56MM $61MM $31MM $32MM Q4:23 Q4:24 Wound Surgical *+6% YoY growth in Surgical excl. AXIOFILL & Dental +10% +2%*

$53MM $11MM $21MM $7MM $11MM $20MM Q4:24 P&L Metrics Q4 & FY 2024 Financial Results Conference Call 8 $73 $54MM $2MM $76 $61MM $3MM Q4:23 Q4:24 SG&A Adj. EBITDA*GAAP Net Income R&D % of net sales 63% 66% 3% 4% % of net sales 62% 8% 24% 21% Q4:23 results favorably impacted by $37 million income tax provision benefit Adj. Net Income* 12% 12% Gross Profit & Margin 84% 82% Q4:24 Adjusted Gross Margin* flat year over year *Adjusted Gross Margin, Free Cash Flow, EBITDA, Adjusted EBITDA and related margins are non-GAAP financial measures. See the Appendix or our Earnings Release for the quarter and year ended December 31, 2024 for a reconciliation to the nearest GAAP measure.

Q4:24 Balance Sheet & Cash Flows

MIMEDX

Free Cash Flow of ~$65MM in 2024...


$7MM
$12MM
$10MM
$5MM
$22MM
$19MM
$19MM
Q2:23
Q3:23
Q4:23
Q1:24
Q2:24
Q3:24
Q4:24

...Drove a YoY Increase in Net Cash of >150% Compared to Dec 2023!


$20MM
$32MM
$34MM
$29MM
$50MM
$70MM
$86MM
Q2:23
Q3:23
Q4:23
Q1:24
Q2:24
Q3:24
Q4:24

Q4 & FY 2024 Financial Results Conference Call | 9

Full Year 2024 Summary Q4 & FY 2024 Financial Results Conference Call 10 Net Sales Adjusted EBITDA1 Net Cash at Year End GAAP Net Income Free Cash Flow1 $349MM +9% YoY $86MM +153% YoY $42MM 12% margin $76MM 22% margin $65MM +160% YoY 1 – Adjusted Gross Margin, Free Cash Flow, EBITDA, Adjusted EBITDA and related margins are non-GAAP financial measures. See our Appendix or Earnings Release for the quarter and year ended December 31, 2024 for a reconciliation to the nearest GAAP measure.

Full Year 2025 and Long-Term Financial Goals Q4 & FY 2024 Financial Results Conference Call 11 Full Year 2025 Long-Term Net Sales % Growth Adjusted EBITDA Margin Above 20%Profitability At least high single- digits vs. 2024 Low double-digits Committed to delivering sustained growth and profitability in the short- and long-term Current expectations for 2025 based upon an assumed April 13, 2025 implementation of LCDs *2025 Outlook provided as of February 26, 2025. Actual results may differ.

Joseph H. Capper, Chief Executive Officer 12Q4 & FY 2024 Financial Results Conference Call Additional Commentary & Closing Remarks

Q4:24 Summary Q4 & FY 2024 Financial Results Conference Call 13 Net Sales Adj. Gross Margin* Adjusted EBITDA* Cash Xenograft Launch R&D Efforts +$16 million vs. Q3:24 RCT underway Ongoing advocacy for much-needed regulatory and reimbursement reform $93 million +7% yoy 84% flat yoy $20 million 21% of net sales *Adjusted Gross Margin, Free Cash Flow, EBITDA, Adjusted EBITDA and related margins are non-GAAP financial measures. See Appendix or our Earnings Release for the quarter and year ended December 31, 2024 for a reconciliation to the nearest GAAP measure.

CMS Reimbursement Overhaul Still Expected in 2025 Q4 & FY 2024 Financial Results Conference Call 14 February 12 implementation date pushed out to April 13 following new administration executive order Feedback from outside advisors & activity from new administration suggests further delays are highly unlikely CMS considering reimbursement methodology changes, for example, through modifications to the Physician Fee Schedule MIMEDX is well-prepared for implementations of LCDs and poised to gain share Explosive Medicare spend in the category driven primarily by waste, abuse and potentially fraud Dozens of new companies selling unproven products 275+ skin substitutes with Q-codes, and several added each quarter Prices exceeding $3,000/cm2 on ASP list, fueling more than $1 billion in Medicare charges per month Today’s Medicare Post-LCD Effective

Conclusion Q4 & FY 2024 Financial Results Conference Call 15 Several meaningful changes to MIMEDX over the last two years, including: Strategic realignment, resulting in a restructuring of parts of the business Dramatically enhanced financial profile through expense discipline & productivity improvements Continued to innovate & expand our product offering, including into xenografts Help lead the reshaping and modernization of both the regulatory and reimbursement landscapes for our industry As we head into 2025, we expect to continue to grow the business, deliver robust profitability and cash flows while we simultaneously:

Appendix 16

Reconciliation of Non-GAAP Measures In addition to our GAAP results, we provide certain non-GAAP measures including Adjusted EBITDA, related margins, Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin and Adjusted Net Income. • Adjusted EBITDA consists of GAAP net income excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest (income) expense, net, (iv) income tax provision, (v) share-based compensation, (vi) investigation, restatement and related expenses, (vii) expenses related to disbanding of the Regenerative Medicine business unit, (viii) strategic legal and regulatory expenses, (ix) transaction-related expenses, (x) impairment of intangible assets, and (xi) reorganization expenses. • Adjusted Net Income provides a view of our operating performance, exclusive of certain items which are non-recurring or not reflective of our core operations. Adjusted Net Income is defined as GAAP net income plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment. 17

Reconciliation of Non-GAAP Measures (cont.) • Each of the adjustments to reconcile Adjusted Net Income to GAAP net income affect individual financial statement captions which are reflected in our consolidated statements of operations, including gross profit. Adjusted Gross Profit is therefore defined as GAAP gross profit plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment., to the extent that these adjustments impact GAAP gross profit. Adjusted Gross Margin is calculated as Adjusted Gross Profit divided by GAAP net sales. • Free Cash Flow is intended to provide a measure of our ability to generate cash in excess of capital investments. It provides management with a view of cash flows which can be used to finance operational and strategic investments. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures, including purchases of equipment. 18

Adjusted Gross Profit & Adjusted Gross Profit Margin 19 Three Months Ended Twelve Months Ended Amounts (in millions) December 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 GAAP gross profit $ 76.0 $ 73.0 $ 288.8 $ 266.8 Amortization of acquisition-related intangible assets 2.2 — 3.0 — Adjusted Gross Profit $ 78.2 $ 73.0 $ 291.8 $ 266.8 Adjusted Gross Profit Margin 84.2% 84.1% 84.2% 84.2%

Adjusted EBITDA - QTD 20 Amounts (in millions) for the three months ended December 31, 2024 December 31, 2023 Net income $ 7.4 $ 53.5 Depreciation expense 0.6 0.6 Amortization of intangible assets 2.4 0.2 Interest (income) expense, net (0.4) 1.6 Income tax provision 3.8 (40.3) Stock-based compensation expense 4.7 4.4 Investigation, restatement and related expense — 0.5 Disbanding of Regenerative Medicine — 0.8 Transaction-related expenses — — Strategic legal and regulatory expenses 1.1 — Impairment of intangible assets 0.1 — Adjusted EBITDA $ 19.8 $ 21.2 Adjusted EBITDA margin 21.3% 24.4%

Adjusted EBITDA - YTD 21 Amounts (in millions) for the twelve months ended December 31, 2024 December 31, 2023 Net income $ 42.4 $ 58.2 Depreciation expense 2.3 2.7 Amortization of intangible assets 3.8 0.8 Interest expense, net 1.0 6.5 Income tax provision 15.3 (39.8) Stock-based compensation expense 16.9 17.2 Investigation, restatement and related expense (8.7) 5.2 Disbanding of Regenerative Medicine (0.4) 6.4 Transaction-related expenses 0.6 — Strategic legal and regulatory expenses 2.8 — Reorganization expenses — 1.4 Impairment of intangible assets 0.4 — Adjusted EBITDA $ 76.4 $ 58.5 Adjusted EBITDA margin 21.9% 18.2%

Adjusted Net Income and Adjusted EPS - QTD 22 Amounts (in millions) for the three months ended December 31, 2024 December 31, 2023 Net income - GAAP $ 7.4 $ 53.5 Investigation, restatement and related expense — 0.5 Amortization of acquisition-related intangible assets 2.2 — Disbanding of Regenerative Medicine — 0.8 Impairment of intangible assets 0.1 — Transaction-related expenses — — Strategic legal and regulatory expenses 1.1 — Reorganization expenses — — Adjustment for income taxes1 0.1 (44.0) Adjusted net income $ 11.0 $ 10.8 Preferred stock dividends — (6.4) Adjusted net income available for common stockholders 11.0 4.4 Weighted average common shares outstanding - adjusted (millions)2 149.2 122.7 Adjusted earnings per share $ 0.07 $ 0.04

Adjusted Net Income and Adjusted EPS - YTD 23 Amounts (in millions) for the twelve months ended December 31, 2024 December 31, 2023 Net income - GAAP $ 42.4 $ 58.2 Loss on extinguishment of debt 1.4 — Investigation, restatement and related expense (8.7) 5.2 Amortization of acquisition-related intangible assets 3.0 — Disbanding of Regenerative Medicine (0.4) 6.4 Impairment of intangible assets 0.4 — Transaction-related expenses 0.6 — Strategic legal and regulatory expenses 2.8 — Reorganization expenses — 1.4 Adjustment for income taxes 1.1 (47.6) Adjusted net income $ 42.6 $ 23.6 Preferred stock dividends — (11.6) Adjusted net income available for common stockholders 42.6 11.9 Weighted average common shares outstanding - adjusted (millions) 149.0 118.5 Adjusted earnings per share $ 0.29 $ 0.10